Dated September [_], 2019

DSG Global Inc.

and

Zhejiang Jonway Group Co., Ltd.

EXCLUSIVE COOPERATION AGREEMENT

与

浙江永源汽车有限公司

之间的

合作协议

日期：【 】
17 SEP 2019

Table of Contents

Page

Schedules (附件):

This EXCLUSIVE AGREEMENT is made on [_], 2019

本协议于【 】签署达成。

BETWEEN:

协议方：

DSG GLOBAL INC., Nevada corporation with registered office is at 312-2630 Croydon Drive, Surrey, British Columbia, V3Z 6T3, Canada ("**DSG**"); and

Zhejiang Jonway Group Co., Ltd, a company incorporated in the People's Republic of China and whose registered office is at Sanmen, Zhejiang, China. ("**Zhejiang Jonway**").

浙江永源汽车有限公司， 一家在中国成立的公司，其注册地址在三门（"浙江永源"）。

WHEREAS:

鉴于：

(A) DSG operates, among other things, the business of manufacturing and distributing of GPS and fleet tracking technology, and Zhejiang Jonway is China-based manufacturer of electric vehicles.

DSG 经营（除其它业务外）电动汽车的制造和分销。浙江永源是基于中国的电动汽车的制造商。

(B) DSG wishes to acquire exclusive rights to purchase vehicles from Zhejiang Jonway and Zhejiang Jonway wishes to sell exclusively to DSG a number of the Vehicles on the terms and subject to the conditions set out in this Agreement; and DSG wishes to obtain, with the assistance of Zhejiang Jonway, necessary approvals for sale of the electric vehicles in the Target Markets (as defined in Clause 1.1).

DSG 有意以本协议中所列的条款及其中的条件从浙江永源购买、浙江永源也有意以本协议中所列的条款及其中的条件出售给 DSG 若干电动汽车；且 DSG 有意在浙江永源的协助下获得在标的市场（如 1.1 章中所定义）中出售电动汽车所必需的批准。

IT IS HEREBY AGREED as follows:

由此，双方协议如下：

1. DEFINITIONS AND INTERPRETATION 定义和解释

1.1. In this EXCLUSIVE Agreement, unless the context requires otherwise, the following terms shall have the following meanings:

除非上下文另有要求，以下词语具有以下规定的含义：

"Affiliate" "关联方"	in relation to a corporation or a person, a legal entity directly or indirectly controlled by, controlling, or under common control with, such corporation or person 相关于一公司或个体而言，直接或间接被该等公司或个体控制、或控制该等公司或个体、或与该等公司或个体处于共同控制之下的法律实体
"Assessment" "评估"	has the meaning set forth in Clause 6.1 具有第6.1章所列的含义
"Confidential Information" "保密信息"	Shall refer to information in any form or medium (whether oral, written, electronic or other) that the disclosing Party considers confidential or proprietary, including information consisting or relating to the disclosing Party's technology, trade secrets, know-how; business operations, plans, strategies, customers, financial information, information pertaining to patent formulations, vendors, prices, costs, materials, processes, codes, material results, technology, system designs, system specifications, materials of construction, trade secrets and equipment designs, and pricing, and information with respect to which the disclosing Party has contractual or other confidentiality obligations, in each case whether or not marked, designated or otherwise identified as "confidential". 应提及披露方认为机密或专有的任何形式或媒介（无论是口头，书面，电子或其他）的信息，包括与披露方的技术，商业秘密，专有技术，业务运营，计划有关的信息。，战略，客户，财务信息，与专利公式有关的信息，供应商，价格，成本，材料，工艺，代码，材料结果，技术，系统设计，系统规格，构造材料，商业秘密和设备设计以及定价，和披露方有合同或其他保密义务的信息，在每种情况下是否标记，指定或以其他方式标识为"机密"。
"Consideration" "对价"	the purchase price for the Vehicles to be agreed upon by the Parties in writing based on contract manufacturer pricing

	协议方根据合同生产商定价书面同意的款额
"Delivery Date"	[•]
"交货日"	【*】
"Force Majeure Event"	has the meaning set forth in Clause 12.1
"不可抗力事件"	具有第 12.1 章所列的含义
"Homologation"	granting of approval for selling in the Target Markets
"准许"	对在标的市场中销售给予批准
"Hong Kong" "香港"	the Hong Kong Special Administrative Region of the People's Republic of China 中华人民共和国香港特别行政区
"Nonconformity" "不符合规格"	any failure or failures of the Vehicle to conform to the specifications set forth in Schedule 1 汽车在任何方面未能符合在附件 1 中所列的规格
"Representatives" "代表"	with respect to a Party, that Party's and its Affiliates' employees, officers, directors, consultants, agents, independent contractors, service providers, subcontractors and legal advisors 针对一协议方，该协议方或其关联方的员工、高管、董事、顾问、代理、独立承包商、服务商、外包商和法律顾问
"Target Markets"	the countries set forth in Schedule 2
"标的市场"	在附件 2 中列出的国家
"Term"	the term of this Agreement
"期限"	本协议的期限
"Vehicle(s)" "汽车"（包括复数）	Shall refer to any or all of the electric vehicles and related property as set forth in Schedule 1. The term also includes technical information related to any material upgrades, improvements or modifications to the Vehicles.

应参考附表 1 中规定的任何或所有电动车辆及相关财产。该术语还包括与车辆的任何材料升级，改进或修改有关的技术信息.

1.2. References in this Agreement to Clauses are to clauses in this Agreement, unless the context otherwise requires.

本协议中有关章节的援引是针对本协议中的章节，除非上下文另有要求。

1.3. Unless the context otherwise requires, words importing the singular include the plural and vice versa, and words importing a gender include every gender. "**Parties**" shall mean both DSG and Zhejiang Jonway, and "**Party**" shall mean either DSG or Zhejiang Jonway.

除非上下文另有要求，表示单数的词语也包括复数，反之亦然；表示性别的词语包括所有性别。"协议方（复数）"将指 DSG 和浙江永源；"协议方（单数）" 将指 DSG 或浙江永源。

1.4. The headings are inserted for convenience only and shall be ignored in construing this Agreement.

本协议中的标题仅为阅读方面而设，不得用于对本协议的解释。

2. COOPERATION 合作

2.1. On the terms and subject to the conditions set out in this Exclusive Agreement, Zhejiang Jonway agrees to sell, transfer and deliver to DSG, and DSG agrees to purchase, acquire, and take delivery from Zhejiang Jonway the Vehicles and seek Homologation thereof.

根据本独家协议所载条款及条件，浙江永源同意向 DSG 出售，转让及交付，而 DSG 同意购买，收购及从浙江永源车辆交付车辆并寻求其同化。

3. CONSIDERATION 对价

3.1. Subject to Clauses 3.2, DSG shall pay Zhejiang Jonway the Consideration.

受限于第 3.2 章，DSG 将向浙江永源支付对价。

3.2. DSG shall pay to Zhejiang Jonway USD$[_] representing [_]% of the total Consideration to be paid hereunder upon placing the order for the Vehicles and the remaining balance of the Consideration within 60 days after the Vehicles are at the port and ready for transport to DSG, following the completion of satisfactory inspection by DSG and/or its representatives.

DSG 应在车辆到达港口并准备好后 60 天内向浙江永源支付[ ]，代表本协议下将支付的代价总额的[ ]%[-]，并代价的剩余余额在完成 DSG 和/或其代表的满意检查后，运往 DSG。

4. DELIVERY OF THE VEHICLES 汽车的交货

4.1. On the Delivery Date, Zhejiang Jonway shall deliver to the port in China designated by DSG in writing (the "Port") and ensure that DSG receives the Vehicles which are free from defect in material and workmanship and in full conformity with the specifications set forth in Schedule 1, all the keys to the Vehicles, and all other things and documents necessary for transferring to and vesting the ownerships of the Vehicles in DSG and carrying out of the Assessment and Homologation by DSG and/or its Representatives at no extra cost to Zhejiang Jonway.

在交付日期，浙江永源将以书面形式（"港口"）向 DSG 指定的中国港口交付，并确保 DSG 收到材料和工艺无缺陷且完全符合规定的规格的车辆，在附表 1 中，车辆的所有钥匙，以及在 DSG 中转让和归属车辆所有权以及 DSG 和/或其代表进行评估和认证所需的所有其他事项和文件，无需支付额外费用浙江永源。

4.2. Zhejiang Jonway shall be responsible for the shipment of the Vehicles and such other things to the Port as are required under this Agreement. Zhejiang Jonway shall bear on the China side all taxes, including but not limited to export taxes (if any), costs and expenses of, associated with and incidental to the delivery of the Vehicles to the nearest port chosen by DSG and agreed upon by both Parties and such other things as are required under this Agreement. For the avoidance of doubt, DSG is not required and is not liable to make any payment, reimbursement or compensation to Zhejiang Jonway except for the Consideration pursuant to Clause 3.

浙江永源将负责按照本协议的要求将车辆和其他物品运至港口。浙江永源将向中国承担所有税收，包括但不限于出口税（如果有），与从 DSG 选择并由两者商定的最近港口交付车辆相关的附带费用和费用。缔约方和本协议要求的其他事项。为免生疑问，除了根据第 3 条的代价外，DSG 不是必需的，也不负责向浙江永源支付，报销或赔偿。

4.3. The risk of loss or destruction or damage to any or all of the Vehicles from any cause whatsoever at all times prior to the Closing Date of the purchase of the Vehicles shall be borne by Zhejiang Jonway unless and until DSG accepts such Vehicles in accordance with Clause 5.2(a).

在购买车辆之前的任何时间，任何或所有车辆因任何原因而丢失或毁坏或损坏的风险应由浙江永源承担，除非并且直到 DSG 根据条款接受此类车辆 5.2（a）中。

5. ACCEPTANCE TESTS 验收测试

5.1. Upon delivery of the Vehicles in accordance with Clause 4.1, DSG and/or its Representatives may conduct any tests they may deem appropriate to determine whether

and the extent to which each of the Vehicles conforms to its specifications set forth in Schedule 1.

根据第 4.1 条交付车辆后，DSG 和/或其代表可以进行他们认为适当的任何测试，以确定每辆车是否符合附表 1 中规定的规格。

5.2. Within thirty (30) days upon delivery of all of the Vehicles to the Port, DSG shall do one of the following for each of the Vehicles:

在所有车辆交付港口后的三十（30）天内，DSG 应对每辆车辆执行以下操作之一：

(a) DSG may accept any or all Vehicles by written notice to Zhejiang Jonway. The date of such written notice shall be deemed to be the date on which DSG accepts any or all Vehicles; or

DSG 可通过书面通知浙江永源接受任何或所有车辆，该书面通知的日期应被视为 DSG 接受任何或所有车辆的日期;要么；

(b) DSG may reject any or all Vehicles by written notice to Zhejiang Jonway on the basis that any or all Vehicles fail(s) to conform with the specifications set forth in Schedule 1. Such written notice shall describe in reasonable detail any Nonconformity identified by DSG and/or its Representative(s).

DSG 可以书面通知浙江永威，拒绝任何或所有车辆，因为任何或所有车辆均不符合附表 1 中规定的规格。此书面通知应详细描述所识别的任何不符合。由 DSG 和/或其代表提供。

5.3. If DSG rejects any of the Vehicles in accordance with Clause 5.2(b), Zhejiang Jonway shall, at its sole cost and expense, redeliver and ensure that DSG receives such Vehicle(s) and such other things as are required under Clause 4.1 within thirty (30) days upon DSG serving the written notice as referred to in Clause 5.2. DSG may also accept or reject such redelivered Vehicle(s) in accordance with Clause 5.2.

如 DSG 根据第 5.2(b)章拒绝任何汽车，浙江永源必须在收到 DSG 送出的第 5.2 章中所提及的书面通知后的三十（30）天内以其自己的开支和开销重新交货、并确保 DSG 收到第 4.1 章要求的该等汽车和该等其它物品。

5.4. If DSG identifies any Nonconformity in any Vehicle after a second or subsequent delivery thereof, DSG may, at its sole discretion, by written notice to Zhejiang Jonway:

如第二次或其后的交货后，DSG 在任何汽车中查出任何不符合规格之处，DSG 可自行决定向浙江永源以书面通知方式提出：

(a) continue the process set forth in Clause 5.3; or

继续第 5.3 章所列的程序；或

(b) reject any or all Vehicle(s). In such case, Zhejiang Jonway shall collect the rejected Vehicle(s) at its sole cost and expense and provide refund for such rejected Vehicle(s) within fourteen (14) days upon DSG serving the written notice as referred to in this Clause 5.4.

拒绝接收汽车。在该等情形中，浙江永源必须以其自己的开支和开销收回被拒的汽车、并在 DSG 寄出第 5.4 章中所提及的书面通知后的十四（14）天内就该等被拒的汽车提供退款。

5.5. Should DSG reject all of the Vehicles in accordance with Clause 5.4, the Nonconformities thereof shall be deemed to be a non-remediable material breach of this Agreement committed by Zhejiang Jonway.

倘若 DSG 根据第 5.4 章拒绝所有的汽车，汽车的不符合规格将被视为是浙江永源对本协议的无法补救的严重违约。

6. HOMOLOGATION OF THE VEHICLES 汽车的准许

6.1. Upon DSG accepting the Vehicle(s) in accordance with Clause 5.2(a), DSG or its Representatives may carry out any assessment ("**Assessment**") to determine:

在 DSG 根据第 5.2(a)章接收汽车后，DSG 或其代表可以进行评估，以决定：

(a) whether such Vehicle(s) meet(s) the technical and legal requirements for the Homologation; and

该等汽车是否符合准许的技术和法律要求；和

(b) whether any modification of such Vehicle(s) is feasible in order for such Vehicle(s) to meet(s) the technical and legal requirements for the Homologation.

该等汽车的任何改动是否可行，以使该等汽车符合准许的技术和法律要求。

6.2. DSG shall have sole, exclusive and absolute discretion to determine whether any and which of the Vehicles will be used to apply for the Homologation.

DSG 拥有唯一，排他性和绝对的自由裁量权，以确定是否将使用任何和哪些车辆申请认证。

6.3. During the Term and upon request by DSG, Zhejiang Jonway shall use its best efforts to:

在期限内、且在 DSG 提出要求后，浙江永源必须尽全力：

(a) assist DSG in carrying out of any test and/or modification of the Vehicles in connection with the application of Homologation;

协助 DSG 进行任何测试、和/或为申请准许对汽车进行改动；

(b) assist DSG in preparation of documentation for application of the Homologation; and

协助 DSG 准备申请准许的文件；和

(c) provide any other reasonable support that DSG may need from time to time.

提供 DSG 可能不时需要的任何其它合理的支持。

6.4. DSG shall bear the costs and expenses of, associated with and incidental to application of the Homologation of the Vehicle(s).

DSG 将承担与申请汽车的准许的开支和开销，以及与申请有关或附带的开支。

6.5. Zhejiang Jonway acknowledges that DSG does not give any assurance or warranty as to the results or success of the Homologation of the Vehicle(s).

浙江永源承认 DSG 不对申请汽车准许的结果或成功提供任何保证或担保。

7. CONFIDENTIALITY 保密

7.1. Each Party shall treat as confidential any and all information relating to the disclosing Party's Confidential Information that it is provided access to pursuant to or in connection with this Agreement, and shall not disclose such Confidential Information to any third party (save and except for disclosure to the Representatives of the Parties strictly for the purpose of this Agreement) or use such Confidential Information for any purpose other than the purposes of this Agreement, unless expressly permitted under this Agreement or otherwise agreed between the Parties in writing, provided always that such obligations shall not apply to information which:

除非是本协议明确允许的或是协议方之间另有书面同意的，协议各方必须对根据本协议而得到的，有关做出披露的协议方的任何及所有保密信息严加保密，不得向任何第三方披露该等保密信息（除非是仅仅为本协议的目的而向协议方的代表做出的披露）或为本协议的目的之外的所有目的使用该等保密信息，但前提始终是该等保密责任不适用于以下信息：

(a) was already in the public domain at the time of its disclosure by the disclosing Party or entered the public domain subsequent to the time of its disclosure by the disclosing Party through no fault of the receiving Party;

在披露的协议方在做出披露时已经在公众领域、或在披露的协议方做出披露后不是因为获得披露的协议方的过错而进入公众领域的；

(b) prior to the time of its disclosure by the disclosing Party had been disclosed to the receiving Party by a third party who is entitled to disclose such information;

在披露的协议方做出披露之前已经被某有权披露该等信息的第三方披露给获得披露的协议方的；

(c) had been independently developed by the receiving Party with no knowledge or access to the Confidential Information, as demonstrated by written records; or

通过书面记录证明被获得披露的协议方已经在不知悉或不能得到保密信息的情况下独立开发的；或

(d) is required by any law, regulation or any judicial order to be disclosed provided reasonable notice in the circumstances is given to the disclosing Party prior to such disclosure.

是应任何法律、监管规则或任何法庭命令要求而披露的，但前提是在披露前已经在该等情形中向披露保密信息的协议方发出合理的通知。

7.2. The Parties agree to keep this Agreement and the terms of this Agreement confidential and not to reveal them to any third party within the guidelines of the OTCQB rules and regulations of a public trading company or without the prior written approval of the other Party.

本协议的协议方同意，对本协议及本协议的条款加以保密，在获得另一协议方的书面同意之前不向任何第三方披露。

8. REPRESENTATIONS AND WARRANTIES 声明和保证

8.1. Each Party represents and warrants to the other Party that:

协议方各自向对方声明和保证如下：

(a) it is a duly organized, validly existing and in good standing as a corporation or other entity under the laws of the jurisdiction of its incorporation or other organization;

其是根据其成立或组织的法域的法律合法成立、有效续存并享誉良好的公司或实体；

(b) it has the full right, power and authority to enter into, and to perform its obligations and grant the rights and licenses it grants or is required to grant under, this Exclusive Agreement;

其具有完全权利、权限和权威签署本协议、履行本协议的责任、和授予根据本协议应授予或所要求的权利和许可；

(c) the execution of this Exclusive Agreement by its Representative whose signature is set forth at the end of this Exclusive Agreement has been duly authorized by all necessary corporate or organizational action of such Party; and

由其代表（该等代表的签名在本协议的签名页上）签署本协议已经获得该协议方的所有必需的公司或组织行动的批准；和

(d) when executed and delivered by both Parties, this Exclusive Agreement will constitute the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms.

本协议在协议的双方签署和提交后将构成对签署的协议方的合法、有效并具约束力的责任、且可根据本协议的条款针对签署的协议方执行。

8.2. Zhejiang Jonway further represents and warrants to DSG that:

浙江永源进一步向 DSG 声明和保证：

(a) each Vehicle meets and conforms to the specifications set forth in Schedule 1, and Zhejiang Jonway has good and marketable title to, and is the owner of, the Vehicles, free and clear of all liens, mortgages, security agreements, leases, options, pledges, charges, covenants, conditions, restrictions and other encumbrances and claims of any kind or character whatsoever and will convey the same to DSG at Closing,

每辆车符合并符合附表 1 所列的规格，而浙江永威拥有良好及适销性的车辆所有权，并且是该车辆的拥有人，免费且不含所有留置权，抵押，保证协议，租约，选项，承诺，收费，契约，条件，限制和其他任何形式或特征的抵押和索赔，并将在结束时向 DSG 传达相同的内容，

(b) each Vehicle is new and of merchantable quality, fit for the particular purpose contemplated by DSG under this Agreement, and is in full compliance with all applicable laws,

每辆车均为新的且具有适销性，适合 DSG 根据本协议设想的特定用途，并完全符合所有适用法律，

(c) no Vehicle infringes on the intellectual property of any third party and does not contain any harmful software code (if applicable),

没有任何车辆侵犯任何第三方的知识产权，且不包含任何有害的软件代码（如适用），

(d) the performance of this Exclusive Agreement by either Party will not result in potential or actual infringement of any intellectual property rights of any third party, and

任何协议方履行本协议都不会导致对任何第三方的知识产权的潜在或实际侵权；和

(e) it is not under any obligation, including but not limited to non-disclosure, non-compete and confidentiality obligations, to any other company, entity or individual that would prohibit or impede it from performing this Exclusive Agreement.

其对可能会禁止或阻碍其执行本协议的任何其它公司、实体或个人没有任何责任，包括但不限于不披露、不竞争和保密责任。

9. NON-COMPETITION 无竞争

Unless prior written consent of DSG is obtained, Zhejiang Jonway shall not at any time during the Term and during a period of ten (10) years following termination or expiration of this Exclusive Agreement, as the case may be, either on its own account, or in conjunction with, or on behalf of, any entity, directly or indirectly carry on, manage, operate, or be engaged, concerned, interested or otherwise in any business of manufacturing, marketing, selling or distribution of any competing electric vehicles, including but not limited to the Vehicles, in any of the Target Markets.

Zhejiang Jonway agrees that in the event a court determines the length of time or the geographic area or activities prohibited under this Section 9 are too restrictive to be enforceable, the court shall reduce the scope of the restriction to the extent necessary to make the restriction enforceable. In furtherance and not in limitation of the foregoing, each party intends that the covenants contained in this Section 9 shall be deemed to be a series of separate covenants, one for each and every Target Market. If, in any judicial proceeding, a court shall refuse to enforce any of such separate covenants, then such unenforceable covenants shall be deemed eliminated from the provisions hereof for the purpose of such proceedings to the extent necessary to permit the remaining separate covenants to be enforced in such proceedings.

Without limiting the remedies available to DSG, Zhejiang Jonway acknowledges that a breach of any of the covenants contained herein may result in material irreparable injury to DSG for which there is no adequate remedy at law, that it will not be possible to measure precisely damages for such injuries and that, in the event of such a breach or threat thereof, DSG shall be entitled, without the requirement to post bond or other security, to obtain a temporary restraining order and/or injunction restraining Zhejiang Jonway from engaging in activities prohibited by this Exclusive Agreement or such other relief as may be required to specifically enforce any of the covenants set forth herein.

除非获得 DSG 的事先书面同意，否则浙江永源不得在本期限内以及本独家协议终止或到期后十（10）年内的任何时间（视情况而定）自行承担，或与任何实体一起或代表任何实体，直接或间接地进行，管理，经营或从事，关注，利益或以其他方式从事任何竞争性电动车辆的制造，营销，销售或分销业务，包括但不限于任何目标市场中的车辆。

浙江永和同意，如果法院确定时间长度或第 9 条所禁止的地理区域或活动过于严格且不可强制执行，法院应将限制范围缩小到限制可执行的程度。 。在推进而非限制前述规定的情况下，各方均打算将第 9 条中包含的契约视为一系列单独的契约，每个目标市场都有一个契约。如果在任何司法程序中，法院应拒绝执行任何此类单独的契约，则此类无法执行的契约应被视为在此类诉讼中被取消，以便在允许其余单独契约强制执行的范围内进行此类诉讼。在这种程序中。

在不限制 DSG 可用的补救措施的情况下，浙江永源承认违反此处包含的任何契约可能会导致对 DSG 造成重大不可挽回的损害，而法律没有适当的补救措施，因此无法准确衡量此类伤害，如果发生此类违规或威胁，DSG 有权在不要求发布保证金或其他担保的情况下，获得临时限制令和/或禁止浙江永源从事禁止活动的禁令，本独家协议或可能需要的其他救济，以明确执行此处所述的任何契约，

10. TERM AND TERMINATION 期限和终止

10.1. Subject to other provisions of this Clause 10 and Clause 12.1, the Term shall be effective on the date of this Exclusive Agreement and continue in full force and effect until the earlier of the following:

受限于本第 10 章和第 12.1 章，本协议的期限将从本协议日开始，持续完全有效直至以下两项之较早时为止：

(a) expiration of ten (10) years from the date of this Exclusive Agreement with continued renewal rights for a further 10 years 120 days prior to expiration; or

本协议日后的 一年结束之后；或

(b) DSG receiving from the relevant authorities the unappealable results of Homologation, whether approvals or rejections, for each of the Vehicle(s) for which DSG may choose to apply for Homologation.

DSG 就其可以选择为之申请准许的各辆汽车，从相关政府机构收到申请准许的无法上诉的结果之时，无论是批准还是拒绝。

10.2 Either Party may terminate this Agreement, effective on written notice to the other Party, if the other Party:

协议方每一方都可向对方发出书面通知，在通知日有效终止本协议，如对方有以下情形：

(a) commits a material breach of any provision thereof, and such breach is not remediable or, if remediable, is not remedied within ninety (90) days after the non-breaching Party provides the breaching Party with written notice of such breach;

严重违反本协议的任何规定，且该等违约是无法补救的、或虽然可以补救但没有在未违约的协议方针对该等违约向违约的协议方发出书面通知后的三十（30）天之内补救；

(b) is dissolved or liquidated or takes any corporate action for such purpose;

被解散或清算、或为该等目的采取任何公司行动；

(c) becomes insolvent or is generally unable to pay, or fails to pay, its debts as they become due;

变为资不抵债，或在其债务到期时一般已经无法支付或未能支付；

(d) files or has filed against it a petition for voluntary or involuntary bankruptcy or otherwise becomes subject, voluntarily or involuntarily, to any proceeding under any domestic or foreign bankruptcy or insolvency law; or

申请或被其它方申请自愿或不自愿破产、或因其它原因自愿或不自愿地成为根据任何国内或国外破产或破产程序法律进行的任何程序的对象；或

(e) applies for or has appointed a receiver, trustee, custodian or similar agent appointed by order of any court of competent jurisdiction to take charge of or sell any material portion of its property or business;

申请或被指定由任何有管辖权的法庭任命的接管方、信托方、看管方或类似的代理方，接管或出售其财产或业务的任何重大资产。

10.3. In addition to the right of termination DSG may have under this Exclusive Agreement, DSG may terminate this Exclusive Agreement, effective on written notice to Zhejiang Jonway, if it decides that none of the Vehicles will be used to apply for the Homologation.

除 DSG 根据本协议可能有的终止权利外，如 DSG 决定不用任何汽车申请准许，则其可以向浙江永源发出书面通知终止本协议，在通知日有效。

10.4. The provisions set forth in the following sections, and any other right or obligation of the parties in this Exclusive Agreement that, by its nature, should survive termination or expiration of this Exclusive Agreement, will survive any expiration or termination of this Exclusive Agreement: Clauses 7, 8, 9, 10.4 and 12.

以下章节里列明的规定、以及协议方在本协议项下的因其性质应在本协议终止或过期后续存的任何其它权利或责任，将在本协议终止或过期后续存：第 7、8、9、10.4 和 12 章。

11. NOTICE 通知

11.1. Any notice given by a Party in connection with this Agreement shall be in writing and deemed given at the time of actual delivery if delivered by hand, at the time of delivery if delivered by electronic means with proof of delivery, or seven (7) days after posting, subject to proof of posting.

协议方因本协议发出的通知都必须是书面通知，并在亲手递送时、或如以有发送证明的电子形式发送则在实际发送时、或在邮寄后的七（7）天后（须有邮寄的证明）即被视为送达。

11.2. Unless otherwise specified in writing by the receiving party in accordance with this Clause 11, all notices in connection with this Agreement must be addressed and sent to:

除非收件方根据本协议另行书面指定，所有因本协议发出的通知都必须注明以下地址发送到：

DSG

Address（地址）：

for the attention of（收件人）：

Email（电邮）：

Zhejiang Jonway（浙江永源）

Address（地址）：

for the attention of（收件人）：

Email（电邮）：

11.3. Nothing in this Clause 11 shall preclude the service of documents or the proof of such service by any other mode permitted by law.

本第 11 章中没有任何内容排除以法律允许的其它方式寄送文件或该等寄送的证明。

12. FORCE MAJEURE 不可抗力

12.1. In no event will either Party be liable or responsible to the other Party, or be deemed to have defaulted under or breached this Agreement, for any failure or delay in fulfilling or performing any term of this Agreement when and to the extent such failure or delay is caused by any of the following circumstances beyond such Party's reasonable control (each a "**Force Majeure Event**") including: acts of God, flood, fire, earthquake or explosion, war, terrorism, invasion, riot or other civil unrest, embargoes or blockades in effect on or after the date of this Agreement, national or regional emergency, strikes, labor stoppages or slowdowns or other industrial disturbances, passage of law or any action taken by a governmental or public authority, including imposing an embargo, export or import restriction, quota or other restriction or prohibition or any complete or partial government shutdown, or national or regional shortage of adequate power or telecommunications or transportation. DSG may terminate this Agreement if a Force Majeure Event affects Zhejiang Jonway's ability to continue to perform this Agreement substantially uninterrupted for a period of thirty (30) days or more.

在任何情形中协议方的任何一方都不因为任何超出该等协议方的合理控制的情况（各项情况，"不可抗力事件"）造成、或在某种程度上造成未能履行或执行、或推迟履行或执行本协议的任何条款而对本协议对方负有、或被认为负有任何责任或义务，包括：天灾、洪水、火灾、地震或爆炸、战争、恐怖事件、侵略、暴乱或其它社会不安、在本协议日或之后生效的禁运或封锁、全国或地区性紧急状况、罢工、劳工停工或减速或其它产业骚乱、政府或公众机构通过法律或采取任何行动（强加禁运、进出口限制、配额或其它限制或禁止、或任何部分或全部政府关闭、或充足电力、电讯或运输的全国或地区性的短缺。如果不可抗力事件在三十（30）天或更长时间内影响浙江永源继续基本不间断地履行本协议的能力，DSG 可以终止本协议。

12.2. In the event of any failure or delay caused by a Force Majeure Event, the affected Party shall give prompt notice to the other Party, stating the period of the time the occurrence is expected to continue and use diligent efforts to end the failure or delay and minimize the effects of such Force Majeure Event.

如不可抗力事件造成任何未能履约或推迟履约，受影响的协议方必须向协议对方发出及时通知，说明该等情况预计将持续的时间，尽其努力结束该等未能履约或推迟履约和减少该等不可抗力事件的影响。

13. MISCELLANEOUS 其它

13.1. No amendment or variation of or supplement to this Agreement shall be valid unless it is in writing and signed by or on behalf of each of the Parties.

除非是书面的且由协议方双方或双方的代表签名，对本协议的任何修订、改动或补充一概无效。

13.2. Save as agreed in writing by all Parties, the rights and/or benefits of any Party under this Agreement may not be assigned or transferred to, or become the subject of any encumbrance in favor of, any third party and no Party shall transfer, or attempt to transfer, any of its duties or liabilities hereunder to any third party

除非协议方全部书面同意，任何协议方在本协议项下的权利和/或利益都不可以被分派、转让给任何第三方或成为有利于任何第三方的产权负担，且任何协议方都不得将其在本协议项下的任何责任或义务转让或试图转让给任何第三方。

13.3 Zhejiang Jonway will indemnify, defend, save and hold harmless DSG against all losses or legal claims resulting from, arising out of, relating to or incurred by reason of, in whole or in part, any of the following events (including the defense of such events):

浙江永源将对以下任何事件（包括此类事件的辩护）所引起的全部或部分因全部或部分原因引起的，由此引起的，与之相关或由此产生的任何损失或法律索赔进行赔偿，辩护，保存并使其免受损害，事件）：

(i) any negligent, criminal, or fraudulent act or omission of, or willful misconduct by Zhejiang Jonway or its affiliates, suppliers or employees;

浙江永源或其附属公司，供应商或雇员的任何疏忽・刑事或欺诈行为或不作为或故意不当行为；

(ii) any death, bodily injury, sickness, disease or injury of any kind, of any Person, to the extent caused by any act or omission of Zhejiang Jonway or its affiliates, suppliers or employees;

浙江永源或其附属公司，供应商或雇员的任何作为或不作为所造成的任何人的死亡・身体伤害・疾病・疾病或伤害

(iii) any damage, loss or destruction of any tangible, real, personal or intangible property to the extent caused by any act or omission of Zhejiang Jonway or its affiliates, suppliers or employees;

浙江永源或其附属公司，供应商或雇员的任何作为或不作为所造成的任何有形・真实・个人或无形财产的任何损害・损失或毁坏；

(iv) any taxes that are the responsibility of Zhejiang Jonway or its affiliates, suppliers or employees; or which may arise or be imposed as a consequence of a breach of a covenant of Zhejiang Jonway hereunder;

由浙江永源或其附属公司，供应商或雇员负责的任何税项;或因违反浙江永源契约而可能产生或施加的；

(v) Zhejiang Jonway breach of or default under this Agreement, including any inaccuracy of any representation or warranty under this Agreement.

浙江永威根据本协议违反或违约・包括本协议下任何陈述或保证的任何不准确之处。

(b) The Parties agree that they are independent contractors and will always represent themselves to any third parties only as an independent contractor. The Parties are not, and nothing in this Agreement shall be interpreted that the Parties are, partners, joint venturers, co-owners, Affiliate of each other, or otherwise participants in a joint or common undertaking.

各协议方同意其为独立合同外包商、并将始终仅作为合同外包商而对任何第三方介绍自己。各协议方都不是、且本协议中没有任何内容将被解释为各协议方是各自的合作伙伴、合资企业、共同拥有者或关联方、或为某合资或联营项目的其它方式的参与商。

(c) If at any time any one or more of the provisions of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the laws of any jurisdiction, the remaining provisions of this Agreement shall continue in full force and effect as if the illegal, invalid or unenforceable provision were omitted herefrom. The illegal, invalid or unenforceable provision shall be deemed to be substituted by a suitable and equitable provision which, to the extent legally permissible, comes as close as possible to the intent and purpose of the invalid or unenforceable provision.

如本协议的任何一项或以上的规定根据任何法域的法律在任何时候在任何方面是或变为不合法、无效或无法执行，本协议的其它规定将继续完全合法有效，仿佛该等不合法、无效或无法执行的规定已从本协议中被省略。该等不合法、无效或无法执行的规定将被视为已经在法律允许的范围内被尽可能接近该等无效或无法执行的规定的目的的、合适且平等的规定替代。

(d) No failure to exercise and no delay in exercising any right, power, remedy or privilege arising hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power, remedy or privilege preclude any other or further exercise thereof or the exercise of any other right, power, remedy or privilege. Without limiting the foregoing, no waiver by any Party of any breach of any provision hereof shall be deemed to be a waiver of any subsequent breach of that or any other provision hereof.

未能行使或推迟行使本协议项下的任何权利、权威、补救或特权都不得视为是对该等的放弃，且对任何该等权利、权威、补救或特权的单 或部分行使亦不排除对该等权利、权威、补救或特权的其它或进一步行使以及对任何其它权利、权威、补救或特权的行使，在不限制前述的前提下，任何协议方对本协议任何规定的任何违约的放弃都不得视为是对其后任何对该项规定或本协议其它规定的违约的放弃。

(e) This validity and construction of this Agreement shall be governed by the internal substantive laws of the State of New York.

本协议的有效性和构造应受纽约州内部实体法的管辖。

(f) Except as expressly set forth in this Agreement, the application of the Contracts (Rights of Third Parties) Ordinance is expressly excluded and the terms of this Agreement are not intended to confer any rights or remedies upon, and shall not be enforceable by, any person other than the Parties.

除非在本协议中明确规定，《合约（第三者权利）条例》的应用一概明确排除，且本协议的条款不是设计为向除协议方之外的任何个体授予任何权利或补救，也绝不可以由该等个体执行。

(g) Intentionally omitted.

(g) This Agreement constitutes the entire agreement between the Parties relating to the subject matter hereof and supersedes all prior agreements or undertakings oral or written.

本协议构成协议方之间有关协议主题事务的完整协议、并将取代所有先前的口头或书面协议或承诺。

(h) This Agreement may be executed in counterparts, each of which is deemed an original, but all of which together are deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission is deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

本协议可以副本签署，各份副本都将被视为是原本，但所有副本合之将被视为是同一协议。提供传真、电邮或其它电子形式传送的本协议的经签名的复印件与提交本协议的经签名的原件具有同等法律效力。

(i) All expenses of the preparation, execution and consummation of this Agreement and of the transactions contemplated hereby, including, without limitation, attorneys', accountants' and outside advisers' fees and disbursements, shall be borne by the party incurring such expenses.

本协议的准备·执行和完成以及此处拟进行的交易的所有费用·包括但不限丁律师·会计师和外部顾问的费用和支出·应由产生此类费用的一方承担

(j) This Agreement is executed in both English and Chinese language. If there is any inconsistency, discrepancy or ambiguity between the English and the Chinese version, the English version shall prevail.

本协议以中英文执行。如中、英文两个版本有任何抵触、不一致或不相符之处，应以英文版本为准。

[Signature page to follow]

Signature page

IN WITNESS whereof this Agreement has been executed on the day and year first above written.

本协议已在以上首次出现之日期签署，以昭信守。

Signed by for and on behalf of
（为或代表以下签署）
DSG GLOBAL INC.

By:____________
Name: Robert Silzer Sr.
Title: Pres. / CEO.

Signed by for and on behalf of
（为或代表以下签署）
ZHEJIANG JONWAY GROUP CO., LTD.

By:____________
Name: Gang Wang
Title: CEO

SCHEDULE 1

附件 1

First Orders for Models and Specifications of the Vehicles

第一个订单汽车的型号和规格

The Parties agree that the Vehicles to be purchased and delivered to DSG shall be as the Parties agreed with respect to their design, specification, standards of quality, and performance. No significant deviation from such standards shall be made without the written consent of DSG.

双方同意，购买和交付给 DSG 的车辆应由双方就其设计，规格，质量标准和性能达成一致。未经 DSG 书面同意，不得严重偏离此类标准

The first order to be placed no later than January 30th, 2020 will be as follows:

- 2 EV minivans with fast charge, one would be configured as a delivery van and the other a passenger van; range of 300km, and with modular replaceable battery configurations
- 2 W (Blue vehicle) as LSV, with Lithium Battery pack, larger motor and 4 passengers; range of over 200 km, with back seat that can be reclined to provide extra luggage space.
- 5 Urbees; 2 URBEE New Model 3 wheel Coupe, 1 URBEE YYEF-4L, 1 URBEE YYEF-4J, 1 URBEE CARGO Van 4 Wheel, 1 URBEE CARGO Van 3 Wheel
- 2 UTV EV models with Lithium Batteries
- 2 ATV EV models similar to DUDE model with Lithium Batteries
- 4 different models of EV motorcycles (to be selected by DSG)

This will come in four containers.

DSG will be authorized to do the US certification for the Minivan, W EV, Urbee's, UTV, ATV and selected EV Motorcycles.

Jonway Auto will provide invoice of the above for delivery and will provide delivery date as soon as it receives the down payment of ____% for the above order.

Annual minimum quotes to be agreed to by both parties

SCHEDULE 2

附件 2

Exclusive Markets

标的市场

UNITED STATES

CANADA

MEXICO

CARIBBEAN

All other countries agreed to by both parties